UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

CHINA BROADBAND, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-19644 (Commission File Number)	20-1778374 (IRS Employer Identification No.)

1900 Ninth Street, 3rd Floor Boulder, Colorado 80302 Telephone No.: (303) 449-7733 (Address and telephone number of Registrant's principal executive offices and principal place of business)
(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
 and
Item 3.02 Unregistered Sales of Equity Securities

Settlement Agreements and Warrant Extensions

China Broadband, Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”) previously reported entering into a Settlement Agreement (the “Settlement Agreement”) dated as of January 11, 2008, by and among the Company, its subsidiary, China Broadband Ltd., certain executives of the Company and entities affiliated with them, and certain consultants to the Company. (See Current Report on Form 8-K, dated January 11, 2008).

Pursuant to the Settlement Agreement, and among other provisions, the Company agreed to extend the expiration dates of Redeemable Common Stock Purchase Warrants to purchase 4,000,000 shares of the Company’s common stock (the “Common Stock”) at an exercise price of $2.00 per share (the “Warrants”), issued to certain private placement investors (“Warrant Holders”) in the Company’s private placement in 2007, from March of 2009, through January 11, 2013, upon receipt and acceptance of Subscription and Release Agreements (the “Releases”) from such Warrant Holders. The Company received and accepted all Releases and entered into Warrant Amendments (the “Warrant Amendments”) with all of the Warrant Holders as of May 2, 2008, extending the exercise period thereon through January 11, 2013. In addition to the foregoing, the Company obtained the releases from all other stockholders who received shares as a result of their investment in private convertible note bridge financing of China Broadband, Ltd. in September 2006.

The Company believes that the offering and issuance of the Warrant Amendments was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to, among other exemptions, Rule 506 of Regulation D of the Securities Act and Section 4(1) of the Securities Act, in that the offer was made on a private basis to a limited number of persons, all of whom were existing stockholders of the Company who represented that they are “accredited investors”, as such term is defined under Rule 501 of the Securities Act.

The foregoing description is a summary only of the Releases and the Warrant Amendments and is qualified in its entirety by reference to the full Releases and Warrant Amendments filed as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits to this report are listed in the Index to Exhibits which immediately follows the signature page hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND, INC.

Date: May 8, 2008	By:	/s/Marc Urbach
President

 INDEX TO EXHIBITS

Exhibits	Description
10.1
Form of Subscription and Release Agreement between China Broadband, Inc. (the “Company”) and existing holders of Redeemable Common Stock Purchase Warrants to acquire 4,000,000 shares, exercisable at $2.00 per share and expiring March 24, 2009 (the “Warrants”).

10.2	Form of Release Agreement between the Company and certain other stockholders.
10.3	Form of Warrant Amendment issued to investors, extending Warrant expiration date from March 24, 2009 to January 11, 2013.